Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information, please contact:
Public Relations

Tiffany Charles (314) 746-8567

Tiffany.Charles@commercebank.com

Investor Relations

Matt Burkemper (314) 746-7485

Matthew.Burkemper@CommerceBank.com

COMMERCE BANCSHARES, INC. COMPLETES FINEMARK HOLDINGS, INC. ACQUISITION

KANSAS CITY, Mo. (Jan. 1, 2026) – Commerce Bancshares, Inc. (NASDAQ: CBSH) (“Commerce”), the parent company of Commerce Bank, announced today the closing of its previously announced acquisition of FineMark Holdings, Inc., the parent company of FineMark National Bank & Trust.

Upon closing of the merger, Commerce has approximately $36 billion of assets and $90 billion of assets under administration, ranking it 15th among bank-managed trust companies based on assets under management (on a pro forma basis using data as of September 30, 2025).

This acquisition expands Commerce’s private banking and wealth management business, building on its existing presence in Florida, and adds new locations in Arizona and South Carolina.

John Kemper, president and chief executive officer of Commerce, said, “We are delighted to announce the completion of the FineMark transaction, officially welcoming FineMark into our organization. FineMark is a natural culture fit, with a history of strong asset quality, a shared client-centric approach to wealth management and banking, and a commitment to building strong communities. Together, we are positioned to accelerate growth, expand our reach, and deliver even greater value to clients, shareholders, and our communities for many years to come.”

John Handy, president and chief executive officer, Commerce Trust, adds, "Our FineMark colleagues are remarkable, and we are thrilled to be one team. We have a stronger platform for continued growth in wealth management and private banking, and I look forward to working with them to serve clients and earn new relationships.”

Promptly following the closing, FineMark National Bank & Trust was merged with and into Commerce Bank. FineMark will operate as FineMark Bank & Trust, a division of Commerce Bank, and will continue to serve clients from its current locations while preserving existing advisor-client relationships. Joseph Catti will become Chairman of Commerce Trust and will continue to lead the FineMark Bank & Trust division of Commerce Bank. The conversion of operational systems necessary for the integration is planned for the second half of 2026.

ABOUT COMMERCE

Commerce Bancshares, Inc. (NASDAQ: CBSH) is a regional bank holding company offering banking, payment solutions, wealth management and securities brokerage through its subsidiaries. Commerce Bank, its primary subsidiary, has over 160 years of experience helping individuals and businesses through high-touch service and sophisticated, personalized financial solutions.

Commerce maintains an extensive network of banking centers, wealth offices, and ATMs throughout the Midwest, as well as commercial offices in 11 states and offers payment solutions nationwide. With the acquisition of FineMark Holdings, Inc., Commerce builds on its existing private banking and wealth management presence in Florida and adds wealth offices in Arizona and South Carolina.

Customers can conveniently access their accounts 24/7 using mobile and online platforms, as well as a customer service line. Learn more at www.commercebank.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of Commerce’s acquisition of FineMark, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Factors relating to the acquisition that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this press release, the possibility that revenue or expense synergies or the other expected benefits of the acquisition may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Commerce does business, or other unexpected factors or events; the risk that Commerce is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the completion of the acquisition; the dilution caused by Commerce’s issuance of common stock in connection with the acquisition; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the acquisition; and other factors that may affect the future results of Commerce, including continued pressures and uncertainties within the banking industry and Commerce’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Commerce operates, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Commerce’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Commerce’s results.

Further information regarding Commerce and factors that could affect the forward-looking statements contained herein can be found in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, and in other documents Commerce files with the SEC. Information on these websites is not part of this document.

All forward-looking statements attributable to Commerce, or persons acting on Commerce’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Commerce does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Commerce updates one or more forward-looking statements, no inference should be drawn that Commerce will make additional updates with respect to those or other forward-looking statements.

3